Defined Asset Funds

Select Series
Performance Summary
1999
3rd Quarter

IRA Ideal!

Select Ten Portfolio

A Defined Strategy Seeking Total Return

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        The Select Ten Portfolio o Performance Summary 3rd Quarter o 1999

                              Select Ten Highlights

Quarterly Dividends

You will receive four consolidated checks per year, not 40 for the ten stocks.

Reinvestment

You may choose to reinvest your dividends at a reduced sales charge to compound your income.

Cost

Investments start at about $250, with sales charge discounts available for purchases of $50,000 or more.

Buy and Hold

You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Tax-Efficiency

On rollovers to future Portfolios, if available, you will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

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Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.

                      Series From Inception Through 9/30/99
                          (including annual rollovers)

Inception        Series            Return
5/17/91           B                 14.12%
1/3/92            A                 14.40
9/1/92            C                 17.42
7/22/96           3                 15.93
11/1/96           5                 13.00
1/2/97            J                 10.31
2/25/97           1                 9.47
4/28/97           2                 8.71
9/3/97            4                 6.72

                        Most Recently Completed Portfolio

Period                 Series           Return
6/1/98-7/9/99          B                6.82%
1/28/98-3/5/99         A                5.33
9/22/97-10/23/98       C                6.79
8/3/98-9/10/99         3                11.05
11/10/97-12/18/98      5                6.66
1/6/98-2/8/99          J                8.80
3/2/98-4/9/99          1                2.65
5/4/98-6/4/99          2                2.47
9/3/97-10/2/98         4                2.02

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years -- 1/1/74 Through 9/30/99

Strategy(1)                           $512,140
DJIA                                  $329,092
S&P 500 Index(2)                      $325,772

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                  [A mountain chart compares the hypothetical past performance of the Strategy (net of sales charges and expenses) (1) (ochre), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (purple), from 1/1/74 through 9/30/99. The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/74 through 9/30/99. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/74 through 9/30/99. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($496,345), the ending value of the DJIA ($285,915), the ending value of the S&P 500 Index ($278,013).]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 13 and the S&P 500 Index in 12 of the last 26 years. There can be no assurance that any portfolio will outperform either Index. The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

Average Annual Total Returns

For periods ending 12/31/98  3 year   5 year   10 year  15 year  20 year 25 year

Strategy(1)                  17.73%   17.51%   16.12%   16.74%   17.49%   16.78%

DJIA                         23.71%   22.08%   18.62%   17.71%   17.14%   14.40%

S&P 500 Index                27.97%   23.82%   19.03%   17.74%   17.50%   14.71%


Annual Total Returns

Year              Strategy(1)        DJIA           S&P 500 Index
1973              -4.08%            -13.12%          -14.66%
1974              -2.40             -23.14           -26.47
1975              55.65             44.40             36.92
1976              33.25             22.72             23.53
1977              -2.90             -12.71            -7.19
1978              -1.91             2.69              6.39
1979              10.48             10.52             18.02
1980              24.69             21.41             31.50
1981              5.51              -3.40             -4.83
1982              23.78             25.79             20.26
1983              36.93             25.68             22.27
1984              5.41              1.06              5.95
1985              27.00             32.78             31.43

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1986              32.96             26.91             18.37
1987              5.06              6.02              5.67
1988              22.44             15.95             16.58
1989              25.65             31.71             31.11
1990              -10.14            -0.57             -3.20
1991              31.81             23.93             30.51
1992              6.44              7.34              7.67
1993              25.30             16.72             9.97
1994              1.95              4.95              1.30
1995              34.97             36.48             37.10
1996              26.34             28.57             22.69
1997              19.92             24.78             33.10
1998              8.55              18.00             28.34
9/30/99           5.92              13.96             5.38
Average           15.72%            13.35%            13.24%

The results shown are hypothetical past performance of the Strategy (not any Portfolio) and are no guarantee of future results. Returns represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

(1) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

(2) Dow Jones & Company Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.

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SELECT TEN PORTFOLIO
DJIA
[logo]
The Strategy

The Select Ten Portfolio employs a strategy of investing in the ten highest dividend- yielding stocks in the DJIA and holding them for about one year. As each Portfolio ends, you may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy stocks, if available, or you can redeem your investment at the then-current net asset value. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Dow Jones Industrial Average

The Dow Jones Industrial Average(2) consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of the New York Stock Exchange and of American industry. These companies are highly capitalized, and their stocks are widely held by both individual and institutional investors. The current companies are:

Alcoa                               IBM
Allied Signal                       International Paper
American Express                    Johnson & Johnson
AT&T                                J.P. Morgan
Boeing                              McDonald's
Caterpillar                         Merck
Chevron                             Minnesota Mining & Manufacturing (3M)
Citigroup
Coca-Cola                           Philip Morris
Du Pont                             Procter & Gamble
Eastman Kodak                       Sears Roebuck
Exxon                               Union Carbide
General Electric                    United Technologies
General Motors                      Wal-Mart Stores
Goodyear                            Walt Disney
Hewlett-Packard

Select Today!

You can get started with the Select Ten Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including

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sales charges, expenses and risks.  Please read it carefully before you invest or send money.

[logo] Defined Asset Funds

Buy With Knowledge o  Hold With Confidence

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, or that stock or unit prices will not decrease.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices and high yields will change.

o Owning units of the Portfolio may result in annual federal, state and local taxes. Please consult your tax advisor.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[logo] Printed on Recycled Paper                                   70109SJ-10/99

[Copyright] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.


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